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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  JULY 30, 2002
                   (Date of Report - earliest event reported)



                         TRIANGLE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                           000-21589                    56-1930728
(State of incorporation      (Commission File Number)         (IRS Employer
or organization)                                            Identification No.)

     4 UNIVERSITY PLACE, 4611 UNIVERSITY DRIVE, DURHAM, NORTH CAROLINA 27707

       Registrant's telephone number, including area code: (919) 493-5980

                                      NONE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         PRESS RELEASES

On July 30, 2002, Triangle Pharmaceuticals, Inc. (the "Company") issued a press release, announcing that is has reacquired full product rights from Abbott Laboratories ("Abbott") for its four drug candidates. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 30, 2002, the Company issued a press release, announcing results from its Phase III clinical trial of Coviracil (emtricitabine). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         RIGHTS AGREEMENT

On July 30, 2002, in connection with the reacquisition of full product rights from Abbott, the Board of Directors of the Company authorized an amendment (the "Third Amendment") to its Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, dated as of February 1, 1999, as amended by an Amendment to Rights Agreement dated as of June 2, 1999, and as further amended by an Amendment to Rights Agreement dated as of August 24, 2001 (as so amended, the "Rights Agreement"). The Third Amendment removes all references to Abbott and its affiliates so that such companies are no longer excluded from the definition of "Acquiring Person" under the Rights Agreement. The Third Amendment also makes other conforming changes to the Rights Agreement.

A copy of the Third Amendment has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A/A (Amendment No. 3). The foregoing discussion of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.  The following document is incorporated by reference to this
                    Report:


  EXHIBIT NUMBER    DOCUMENT DESCRIPTION
  --------------    --------------------

         99.1 Press release dated July 30, 2002 announcing reacquisition of full product rights from Abbott

         99.2 Press release dated July 30, 2002 announcing results from its Phase III clinical trial of Coviracil (emtricitabine)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRIANGLE PHARMACEUTICALS, INC.


DATE:  July 31, 2002          By:  /s/ CHRIS A. RALLIS
                                -----------------------------------------
                                Name:  Chris A. Rallis
                                Title: President and Chief
                                       Operating Officer




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                                  EXHIBIT INDEX


  EXHIBIT NUMBER         DOCUMENT DESCRIPTION
  --------------         --------------------

       99.1 Press release dated July 30, 2002 announcing reacquisition of full product rights from Abbott

       99.2 Press release dated July 30, 2002 announcing results from its Phase III clinical trial of Coviracil (emtricitabine)